EXHIBIT 10.1

AMENDMENT NO. 2

TO SIXTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO SIXTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (the “Amendment”), dated as of March 16, 2016, is made and entered into by and among ROYAL GOLD, INC., a corporation organized and existing under the laws of the State of Delaware, as the borrower (“Royal Gold” or the “Borrower”), HIGH DESERT MINERAL RESOURCES, INC., a corporation organized and existing under the laws of the State of Delaware, as a guarantor (“High Desert”), RG EXCHANGECO INC., an amalgamated corporation validly existing under the Canada Business Corporations Act, as a guarantor (“RG Exchangeco”), RG MEXICO, INC., a corporation organized and existing under the laws of the State of Delaware, as a guarantor (“RG Mexico”), those additional guarantors identified as a “Guarantor” on the signature pages hereto and such additional guarantors from time to time party hereto, as guarantors (collectively, the “Additional Guarantors”) (with each of High Desert, RG Exchangeco, RG Mexico and the Additional Guarantors being individually referred to herein as a “Guarantor” and collectively referred to herein as the “Guarantors”), those banks and financial institutions identified as a “Lender” on the signature pages hereto and such other banks or financial institutions as may from time to time become parties to this Agreement as a lender (individually, each a “Lender” and collectively, the “Lenders”), and HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States (in its individual capacity, “HSBC Bank”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

RECITALS

A.            The Borrower, the Guarantors, the Lenders, the Administrative Agent, and the other parties thereto entered into that certain Sixth Amended and Restated Revolving Credit Agreement dated as of January 29, 2014 (as amended by that certain Amendment No. 1 to Sixth Amended and Restated Revolving Credit Agreement dated as of April 29, 2015 and as further amended, modified, supplemented, continued or restated prior to the date hereof, the “Credit Agreement”).

B.             The Borrower, the Guarantors, the Lenders and the Administrative Agent now desire to: (i) extend the scheduled maturity date from January 29, 2019 to March 16, 2021, and (ii) otherwise amend, ratify, confirm and continue the Credit Agreement as set forth herein and to ratify and confirm the other Credit Documents.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Defined Terms. Capitalized terms used but not defined in this Amendment shall have the meanings given thereto in the Credit Agreement.

2.             Agreements and Amendments to the Credit Agreement.

a.              Subject to the terms and conditions set forth herein and pursuant to the requirements of the Credit Agreement, including Section 10.1 thereof, the Credit Agreement is hereby amended to the extent necessary to give effect to the provisions of this Amendment and to incorporate the provisions of this Amendment into the Credit Agreement. The Credit Agreement, together with this Amendment (upon its effectiveness), shall be read together and have effect so far as practicable as though the provisions thereof and the relevant provisions hereof are contained in one document.

b.              The Credit Agreement is hereby amended by deleting the defined term “Maturity Date” therefrom and substituting the following therefor:

“Maturity Date” shall mean the first to occur of (a) March 16, 2021 or (b) any date on which the due date of the Loans is accelerated by reason of an Event of Default pursuant to Section 8.2.

c.              The Borrower, the Guarantors, the Lenders and the Administrative Agent hereby agree that the Credit Agreement, as amended hereby, is continued, ratified and confirmed, and shall remain in full force and effect in accordance with its terms.

d.              As a condition to the Administrative Agent and the Lenders entering into this Amendment, the Borrower and the Guarantors hereby irrevocably confirm and agree that each Guaranty, Security Agreement, Pledge Agreement, Mortgage, the Quebec Security Documents and the other Security Documents and the other Credit Documents executed by the Borrower and/or any other Credit Party, and all guaranties, grants of security, debentures, mortgages, liens, deeds, pledges and rights thereunder, are hereby continued, ratified and confirmed, remain in full force and effect, remain fully perfected, and apply to the Credit Agreement as amended and extended hereby.

e.              This Amendment and all other Instruments executed and delivered by the Borrower, the Guarantors or any other Credit Party in connection with this Amendment are and shall be deemed to be “Credit Documents” for all purposes.

3.             Representations and Warranties.

a.              Each Credit Party hereby remakes and restates each of its representations and warranties in the Credit Agreement and the other Credit Documents, effective as of the date of this Amendment, which representations and warranties are incorporated herein by reference as if fully set forth herein.

b.              Each Credit Party hereby further represents and warrants that (i) it has the corporate power and authority, and the legal right, to execute, deliver and perform this Amendment, (ii) this Amendment has been duly authorized, executed and delivered by each Credit Party, (iii) no consent or authorization of any Governmental Authority or other Person is required in connection with this Amendment, (iv) this Amendment constitutes a legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws or equitable principles affecting enforcement of creditors’ rights generally at the time in effect), (v) no Default or Event of Default has occurred and is continuing or will occur as a result of the consummation of the transactions contemplated hereby or as a result of the continuation of the Credit Agreement, and (vi) the Recitals set forth above are true and correct in all respects.

4.             Conditions Precedent. This Amendment shall become effective as of the date hereof upon (and only upon) satisfaction of the following conditions precedent:

a.              The Administrative Agent shall have received the following Credit Documents, each of even date herewith and duly executed by the Borrower and the applicable Credit Parties: (i) this Amendment; (ii) a Ratification; (iii) a Canadian Ratification; (iv) amendments to each of the Mortgages, in form and content satisfactory to the Administrative Agent; (v) an Officer’s Certificate; (vi) a Secretary’s Certificate; and (vii) a certificate demonstrating compliance with the financial covenants contained in Section 6.17 of the Credit Agreement by calculation thereof as of the end of the most recently completed fiscal quarter.

b.              The Administrative Agent shall have received: (i) current good standing certificates for each Credit Party; (ii) with respect to Liens and the Collateral, (x) searches of all Lien filings, registrations and records deemed necessary by the Administrative Agent, and copies of any documents, filings and Instruments on file in such jurisdictions, with results satisfactory to the Administrative Agent, (y) all financing statements, registrations, filings or other Instruments for each appropriate jurisdiction as is necessary, in the Administrative Agent’s sole discretion, to perfect, or maintain the perfection of, the Administrative Agent’s security interest in the Collateral, and (z) all stock or membership certificates evidencing the Capital Stock pledged to the Administrative Agent pursuant to the Pledge Agreements, together with duly executed in blank, undated stock or transfer powers attached thereto to the extent not previously delivered to Administrative Agent; and (iii) opinions of legal counsel for the Credit Parties, dated the date hereof and addressed to the Administrative Agent and the Lenders in form and substance reasonably acceptable to the Administrative Agent.

c.              The Borrower shall have paid to the Administrative Agent an upfront fee equal to Sixteen (16) basis points (0.16%) on the Committed Amount (the “Amendment Upfront Fee”), which will be distributed by the Administrative Agent to the Lenders on a pro rata basis. The Amendment Upfront Fee will be fully earned and payable on and as of the date of this Amendment. No portion of the Amendment Upfront Fee is refundable to the Borrower, in whole or in part, under any circumstances.

d.              The Administrative Agent shall have received such other Instruments, certificates, information and opinions as the Administrative Agent may reasonably request, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

5.             Miscellaneous Provisions.

a.              This Amendment is a Credit Document. The Credit Agreement, as amended by this Amendment, is hereby ratified, approved, confirmed, extended and continued in each and every respect, and the parties hereto agree that the Credit Agreement remains in full force and effect in accordance with its terms. Nothing contained herein shall be construed to release, terminate or act as a novation of, in whole or in part, any Credit Document or any guaranty, lien, mortgage, deed, debenture, indenture, pledge or security interest granted pursuant thereto. All references to the Credit Agreement in each of the Credit Documents and in any other document or instrument shall hereafter be deemed to refer to the Credit Agreement as amended hereby. The Credit Documents shall remain unchanged and in full force and effect, except as provided in this Amendment or any other Instrument entered into and delivered in connection herewith, and the Credit Documents are hereby ratified, confirmed, extended and continued in full force and effect in all respects. This Amendment shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Credit Documents or for any purpose, except as expressly set forth herein, or a consent to any other, further or future action on the part of the Borrower or the other Credit Parties that would require the waiver or consent of the Administrative Agent or any Lender. The parties hereto hereby agree that the terms and conditions of Article 10 of the Credit Agreement shall apply hereto as if fully set forth herein.

b.              This Amendment shall be governed by and construed in accordance with the laws of the State of New York, excluding that body of law relating to conflict of laws.

c.              This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment may be validly executed and delivered by facsimile, portable document format (.pdf) or other electronic transmission, and a signature by facsimile, portable document format (.pdf) or other electronic transmission shall be as effective and binding as delivery of a manually executed original signature.

d.              Neither the Administrative Agent nor any Lender has waived, and none of them does hereby waive, any Default or Event of Default under the Credit Agreement or any other Credit Document, whether known or unknown, as to which the rights of the Administrative Agent and the Lenders shall remain reserved in all respects. There are no verbal agreements or informal understandings between the Administrative Agent and/or any Lender, on the one hand, and the Credit Parties, on the other hand, nor will any such verbal agreements or understandings be entered into or deemed to exist. The execution, delivery and effectiveness of this Amendment shall not operate or be deemed to operate as a waiver of any rights, powers or remedies of the Administrative Agent or any Lender under the Credit Agreement or any other Credit Document or constitute a waiver of any provision thereof (except as expressly set forth herein). The Administrative Agent and the Lenders hereby expressly reserve and retain all rights, remedies, privileges, powers, claims and actions under the Credit Agreement, the Credit Documents and applicable law. The Administrative Agent and the Lenders reserve the right to take all additional and further action available under the Credit Agreement, the Credit Documents and applicable law, at any time and from time to time.

e.              This Amendment shall be binding upon and inure to the benefit of the Administrative Agent, the Lenders, the Borrower, each other Credit Party, and their respective successors and assigns permitted by the Credit Agreement.

f.               The Borrower and the other Credit Parties agree and confirm that (i) they have been advised by counsel in the negotiation, execution and delivery of the Amendment, (ii) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or any other Credit Party arising out of or in connection with this Amendment or the Credit Agreement and the relationship between the Administrative Agent and Lenders, on one hand, and the Borrower and the other Credit Parties, on the other hand, in connection herewith is solely that of debtor and creditor and (iii) no joint venture or partnership exists among the Borrower or the other Credit Parties and the Lenders or the Administrative Agent.

g.              The Credit Parties agree and confirm that they are engaged in related businesses and integrated to such an extent that the financial strength and flexibility of each Credit Party has a direct, tangible and immediate impact on the success of the other Credit Parties. Each Guarantor agrees and confirms (i) that it will derive substantial direct and indirect benefit from the extension of the scheduled maturity date of the Credit Agreement and the continuation of the Credit Agreement and (ii) that it entered into the Guaranty and will continue such Guaranty in contemplation of such benefits.

h.              The Borrower shall pay all reasonable costs, fees and expenses paid or incurred by the Administrative Agent incident to this Amendment, the Credit Agreement and the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery and execution of this Amendment and any related documents and instruments.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:	ROYAL GOLD, INC.,
a Delaware corporation

	By:	/s/ Stefan Wenger
	Name:	Stefan Wenger
	Title:	Chief Financial Officer and Treasurer

GUARANTORS:
HIGH DESERT MINERAL RESOURCES, INC.,
a Delaware corporation

	By:	/s/ Bruce C. Kirchhoff
	Name:	Bruce C. Kirchhoff
	Title:	Vice President and Secretary

RG MEXICO, INC.,
a Delaware corporation

	By:	/s/ Bruce C. Kirchhoff
	Name:	Bruce C. Kirchhoff
	Title:	Vice President and Secretary

RG EXCHANGECO INC.,
an amalgamated corporation validly existing under the Canada Business Corporations Act

	By:	/s/ Bruce C. Kirchhoff
	Name:	Bruce C. Kirchhoff
	Title:	Vice President and Secretary

ADMINISTRATIVE AGENT:	HSBC BANK USA, NATIONAL ASSOCIATION,
as Administrative Agent

	By:	/s/ Joseph Lloret
	Name:	Joseph Lloret
	Title:	Vice President

LENDER:	HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender
	By:	/s/ Alexandra Barrows
	Name:	Alexandra Barrows
	Title:	Vice President

LENDER:	THE BANK OF NOVA SCOTIA,
as a Lender

	By:	/s/ Ray Clarke
	Name:	Ray Clarke
	Title:	Managing Director

	By:	/s/ Asif Rafiq
	Name:	Asif Rafiz
	Title:	Associate Director

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE,
as a Lender

	By:	/s/ Jens Paterson
	Name:	Jens Paterson
	Title:	Executive Director

	By:	/s/ Peter Rawlins
	Name:	Peter Rawlins
	Title:	Executive Director

LENDER:	GOLDMAN SACHS BANK USA,
as a Lender

	By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

LENDER:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ Satish S. Chander
	Name:	Satish S. Chander
	Title:	SVP